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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

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      14a-6(e)(2))
[ ]   Definitive Proxy Statement
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                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
                (Name of Registrant as Specified in Its Charter)

                    --------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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WE'VE BEEN BANKER, NEIGHBOR        WE HAVE 31, 797 GREAT REASONS WHY
AND FRIENDS TO THIS COMMUNITY      WE WANT TO REMAIN THAT WAY
FOR 112 YEARS.                     . . . OUR CUSTOMERS
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[PHOTO OF C. WILLIAM LANDEFELD,            As  a  hometown  bank,  we known this
PRESIDENT AND CHIEF EXECUTIVE        community inside and out.  We've  been home
OFFICER AND RONALD C. (RUSTY)        to  many   initial  savings  and   checking
WELLS, CHAIRMAN OF THE BOARD]        accounts.   We  provide  loans  for   home,
                                     businesses,  cars,  weddings and education.
                                     We also offer personalized service that our customers have come to expect from us since
                                     1888.

                                           Our  goal  is  to  remain  local  and
                                     hometown, with employees and a Board of Directors who understand our community and its needs. Speaking on behalf of the entire Board of Directors, we are asking our stockholders (of Citizens First Financial Corp., our parent company) for your support and, more importantly, your vote for Art Mier and Carl Borngasser to our Board of Directors.

                                           Art and Carl are homegrown people who
                                     know that importance of having a local, hometown bank for people to count on. Just as you have counted on Citizens Savings Bank to be there for you, we're hopeful we can count on you this time, and your vote for Art Mier and Carl Borngasser.

                                     [PHOTO OF ART MIER]    [PHOTO OF CARL
                                                             BORNGASSER]

                                     Citizens First Financial Corp.

                                     Citizens Savings Bank

                                     For more information, please contact C.
                                     Wiliam Landefeld, President and Chief
                                     Executive Officer, Citizens First Financial
                                     Corp. 301/661-8700
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